UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 25, 2010 (Date of earliest event reported)

Houston Wire & Cable Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-52046 (Commission File Number)	74-2400498 (IRS Employer Identification Number)

10201 North Loop East, Houston TX (Address of principal executive offices)		77029 (Zip Code)

713-609-2200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K filed by Houston Wire & Cable Company, (“HWC”) on June 29, 2010 (the “June 8-K”) reporting HWC’s acquisition of Southwest Wire Rope LP, Southwest Wire Rope GL LLC and Southern Wire LLC, previously referred to as the Heavy Lift Business of Teleflex Incorporated (“Heavy Lift”). This Form 8-K/A amends the June 8-K to include the financial information required under Item 9.01(a) and (b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited Combined Financial Statements of Heavy Lift as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007, and the related Notes thereto, are included herein as Exhibit 99.1.

The unaudited Combined Financial Statements of Heavy Lift as of March 28, 2010 and for the three month periods ended March 28, 2010 and March 29, 2009, and the related Notes thereto, are included herein as Exhibit 99.2.

(b) Pro Forma Financial Information.

The following pro forma financial information is included herein as Exhibit 99.3.

(i) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2010.

(ii) Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 2010.

(iii) Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2009.

(iv) Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Document Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Combined Financial Statements of Heavy Lift as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007, and the related Notes thereto

99.2	Unaudited Combined Financial Statements of Heavy Lift as of March 28, 2010 and for the three month periods ended March 28, 2010 and March 29, 2009, and the related Notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, and the related Notes thereto

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 8, 2010	HOUSTON WIRE & CABLE COMPANY

BY: /s/ Nicol G. Graham
Nicol G. Graham, Chief Financial Officer

Exhibit Index

Exhibit Number	Document Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Combined Financial Statements of Heavy Lift as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007, and the related Notes thereto

99.2	Unaudited Combined Financial Statements of Heavy Lift as of March 28, 2010 and for the three months ended March 28, 2010 and March 29, 2009, and the related Notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, and the related Notes thereto